UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    33-60032                 62-1518973
     (State or other               (Commission              (IRS Employer
jurisdiction of incorporation)     File Number)          Identification Number)


                  1001 Tillman Street, Memphis, Tennessee 38112
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On September 12, 2005, Buckeye Technologies Inc. issued a press release regarding July-September earnings expectations. A copy of the press release is attached as exhibit 99.1.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                               Description
-------    ---------------------------------------------------------------------

99.1       Press Release of Buckeye Technologies Inc. dated September 12, 2005.



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /s/ Kristopher J. Matula
                            ----------------------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer September 12, 2005